U.S. Global Investors Funds
                        April 14, 2000, supplement to the
                        prospectus dated November 1, 1999

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Page 32 -- Portfolio Management Team

Delete the last paragraph on page 32 regarding the portfolio management team of the funds and replace with the following:

     The Adviser uses a team approach to manage the assets of each fund. The portfolio team is jointly and primarily responsible for the day-to-day management of the funds' portfolios. With respect to the Real Estate Fund, the Sub-adviser also uses a team approach. Mr. Ned Goodman and Mr. Oscar Belaiche lead the team. Mr. Goodman, Chartered Financial Analyst, has more than thirty years of investment experience. Since 1979, Mr. Goodman has served as chairman, president and chief executive officer of Goodman & Company, an adviser to investment companies operating in Canada. Mr.
     Belaiche has been with Goodman & Company since October 1997. Prior to joining Goodman & Company, Mr. Belaiche was vice president of the property investment division of the Prudential Insurance Company of America.